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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-73764, 333-06669, 333-37813 and 333-37815).


                                        KAFOURY, ARMSTRONG & CO.


Reno, Nevada
August 2, 1999